                                                                  Exhibit 24.1

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 19, 1995                  GARY G. MICHAEL
                              Gary G. Michael

                                                                  Exhibit 24.2

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 22, 1995                  KATHRYN ALBERTSON
                              Kathryn Albertson

                                                                  Exhibit 24.3

                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 22, 1995                  A. GARY AMES
                              A. Gary Ames

                                                                  Exhibit 24.4

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 22, 1995                  CECIL D. ANDRUS
                              Cecil D. Andrus

                                                                  Exhibit 24.5

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 22, 1995                  PAUL I. CORDDRY
                              Paul I. Corddry

                                                                  Exhibit 24.6

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 21, 1995                  JOHN B. FERY
                              John B. Fery

                                                                  Exhibit 24.7

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


May 19, 1995                  CLARK A. JOHNSON
                              Clark A. Johnson

                                                                  Exhibit 24.8

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 19, 1995                  CHARLES D. LEIN
                              Charles D. Lein

                                                                  Exhibit 24.9

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 19, 1995                  BEATRIZ RIVERA
                              Beatriz Rivera

                                                                 Exhibit 24.10

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 23, 1995                  J. B. SCOTT
                              J. B. Scott

                                                                 Exhibit 24.11

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 22, 1995                  WILL M. STOREY
                              Will M. Storey

                                                                 Exhibit 24.12

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register the stock to be issued in connection with the 1995 Stock-Based Incentive Plan and the 1995 Stock Option Plan for Non-Employee Directors and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



May 19, 1995                  STEVEN D. SYMMS
                              Steven D. Symms